Exhibit 99.2

                     Executive Officers and Directors of Continental Cablevision, Inc.



                                                                                                       Principal Business
                                                             Principal Occupation                        in which such
     Name                       Position                     and Business Address                    employment is conducted

Amos B. Hostetter, Jr.        Executive Officer and      Chairman and Chief Executive Officer        Ownership and operation of
                              Director                   Continental Cablevision, Inc.               cable television systems and
                                                         The Pilot House                             broadband communication
                                                         Lewis Wharf                                 services
                                                         Boston, MA  02110

Timothy P. Neher              Executive Officer and      Vice Chairman                               Ownership and operation of
                              Director                   Continental Cablevision, Inc.               cable television systems and
                                                         The Pilot House                             broadband communication
                                                         Lewis Wharf                                 services
                                                         Boston, MA  02110

William T. Schleyer           Executive Officer and      President and Chief Operating Officer       Ownership and operation of
                              Director                   Continental Cablevision, Inc.               cable television systems and
                                                         The Pilot House                             broadband communication
                                                         Lewis Wharf                                 services
                                                         Boston, MA  02110

Roy F. Coppedge III           Director                   Director of Boston Ventures                 Venture Capital
                                                         Management, Inc.
                                                         21 Custom House Street
                                                         Boston, MA  02110

Stephen Hamblett              Director                   Chairman, Chief Executive Officer of        Television broadcasting and
                                                         The Providence Journal Company              newspaper publishing
                                                         75 Fountain Street                          businesses
                                                         Providence, RI  02902

Jonathan H. Kagan             Director                   Managing Director of Lazard Fieres &        Investment Banking
                                                         Co. LLC
                                                         30 Rockefeller Plaza
                                                         New York, NY  10020

Robert B. Luick               Director                   Of Counsel to Sullivan & Worcester          Lawyer
                                                         LLP
                                                         One Post Office Square
                                                         Boston, MA  02109

Henry F. McCance              Director                   President and General Partner of            Venture Capital
                                                         Greylock Management Co.
                                                         One Federal Street
                                                         Boston, MA 02109

Trygve E. Myhren              Director                   Former President and Chief Operating
                                                         Officer of
                                                         The Providence Journal Company
                                                         30 Appletree Lane
                                                         Barrington, RI  02806


                                                                                                       Principal Business
                                                             Principal Occupation                        in which such
     Name                       Position                     and Business Address                    employment is conducted

Lester Pollack                Director                   Managing Director of                        Venture Capital
                                                         Centre Partners L.P.
                                                         30 Rockefeller Plaza
                                                         New York, NY 10020

Michael J. Ritter             Director                   Former President and Chief Operating
                                                         Officer of
                                                         Continental Cablevision, Inc.
                                                         240 North Lake Drive
                                                         Crystal Bay, NV  89402

Vincent J. Ryan               Director                   Chairman of Schooner Capital                Investment concern
                                                         Corporation
                                                         745 Atlantic Avenue
                                                         Boston, MA 02111

Ronald H. Cooper              Executive Officer          Executive Vice President of                 Ownership and operation of
                                                         Continental Cablevision, Inc.               cable television systems and
                                                         The Pilot House                             broadband communications
                                                         Lewis Wharf                                 services
                                                         Boston, MA  02110

Jeffrey T. DeLorme            Executive Officer          Executive Vice President of                 Ownership and operation of
                                                         Continental Cablevision, Inc.               cable television systems and
                                                         The Pilot House                             broadband communications
                                                         Lewis Wharf                                 services
                                                         Boston, MA  02110

Nancy Hawthorne               Executive Officer          Senior Vice President and Chief             Ownership and operation of
                                                         Financial Officer of                        cable television systems and
                                                         Continental Cablevision, Inc.               broadband communications
                                                         The Pilot House                             services
                                                         Lewis Wharf
                                                         Boston, MA 02110



                                        2



                                Executive Officers and Directors of Continental Teleport

                                                                                                       Principal Business
                                                             Principal Occupation                        in which such
     Name                       Position                     and Business Address                    employment is conducted

Amos B. Hostetter, Jr.        Executive Officer and      Chairman and Chief Executive Officer        Ownership and operation of
                              Director                   Continental and Continental Teleport        cable television systems
                                                         The Pilot House
                                                         Lewis Wharf
                                                         Boston, MA 02110

Timothy Neher                 Executive Officer          Vice Chairman of Continental                Ownership and operation of
                                                         The Pilot House                             cable television systems
                                                         Lewis Wharf
                                                         Boston, MA 02110

William T. Schleyer           Executive Officer          President and Chief Operating Officer       Ownership and operation of
                                                         Continental and Continental Teleport        cable television systems
                                                         The Pilot House
                                                         Lewis Wharf
                                                         Boston, MA 02110

Nancy Hawthorne               Executive Officer          Senior Vice President and Chief             Ownership and operation of
                                                         Financial Officer of                        cable television systems
                                                         Continental and Continental Teleport
                                                         The Pilot House
                                                         Lewis Wharf
                                                         Boston, MA 02110

Ronald H. Cooper              Executive Officer          Executive Vice President of                 Ownership and operation of
                                                         Continental and Continental Teleport        cable television systems
                                                         The Pilot House
                                                         Lewis Wharf
                                                         Boston, MA 02110

Jeffrey T. DeLorme            Executive Officer          Executive Vice President of                 Ownership and operation of
                                                         Continental                                 cable television systems
                                                         The Pilot House
                                                         Lewis Wharf
                                                         Boston, MA 02110

W. Lee H. Dunham              Director                   Partner at Sullivan & Worcester LLP         Law
                                                         One Post Office Square
                                                         Boston, MA 02109



                                        3



                         Executive Officers and Directors of Cox Communications, Inc.

                                                                                                       Principal Business
                                                             Principal Occupation                        in which such
     Name                       Position                     and Business Address                    employment is conducted

James O. Robbins              Executive Officer          President and Chief Executive Officer       Operation of cable television
                              and Director               Cox Communications, Inc.                    systems and fully integrated
                                                         1400 Lake Hearn Dr., NE                     and diversified media and
                                                         Atlanta, GA 30319                           broadband communications
                                                                                                     company

Barry R. Elson                Executive Officer          Executive Vice President/Operations         Operation of cable television
                                                         Cox Communications, Inc.                    systems and fully integrated
                                                         1400 Lake Hearn Dr., NE                     and diversified media and
                                                         Atlanta, GA 30319                           broadband communications
                                                                                                     company

Ajit M. Dalvi                 Executive Officer          Senior Vice President/Marketing and         Operation of cable television
                                                         Programming                                 systems and fully integrated
                                                         Cox Communications, Inc.                    and diversified media and
                                                         1400 Lake Hearn Dr., NE                     broadband communications
                                                         Atlanta, GA 30319                           company

Jimmy W. Hayes                Executive Officer          Senior Vice President/Finance and           Operation of cable television
                                                         Chief Financial Officer                     systems and fully integrated
                                                         Cox Communications, Inc.                    and diversified media and
                                                         1400 Lake Hearn Dr., NE                     broadband communications
                                                         Atlanta, GA 30319                           company

Robert C. O'Leary             Executive Officer          Senior Vice President/Operations            Operation of cable television
                                                         Cox Communications, Inc.                    systems and fully integrated
                                                         1400 Lake Hearn Dr., NE                     and diversified media and
                                                         Atlanta, GA 30319                           broadband communications
                                                                                                     company

Alex B. Best                  Executive Officer          Senior Vice President/Engineering           Operation of cable television
                                                         Cox Communications, Inc.                    systems and fully integrated
                                                         1400 Lake Hearn Dr., NE                     and diversified media and
                                                         Atlanta, GA 30319                           broadband communications
                                                                                                     company

David M. Woodrow              Executive Officer          Senior Vice President/Broadband             Operation of cable television
                                                         Services                                    systems and fully integrated
                                                         Cox Communications, Inc.                    and diversified media and
                                                         1400 Lake Hearn Dr., NE                     broadband communications
                                                         Atlanta, GA 30319                           company

James A. Hatcher              Executive Officer          Vice President/Legal and Regulatory         Operation of cable television
                                                         Affairs                                     systems and fully integrated
                                                         Cox Communications, Inc.                    and diversified media and
                                                         1400 Lake Hearn Dr., NE                     broadband communications
                                                         Atlanta, GA 30319                           company


                                        4

                                                                                                       Principal Business
                                                             Principal Occupation                        in which such
     Name                       Position                     and Business Address                    employment is conducted

Claus F. Kroeger              Executive Officer          Vice President/Operations                   Operation of cable television
                                                         Cox Communications, Inc.                    systems and fully integrated
                                                         1400 Lake Hearn Dr., NE                     and diversified media and
                                                         Atlanta, GA 30319                           broadband communications
                                                                                                     company

Margaret A. Bellville         Executive Officer          Vice President/Operations                   Operation of cable television
                                                         Cox Communications, Inc.                    systems and fully integrated
                                                         1400 Lake Hearn Dr., NE                     and diversified media and
                                                         Atlanta, GA 30319                           broadband communications
                                                                                                     company

Michael D. Horan              Executive Officer          Controller                                  Operation of cable television
                                                         Cox Communications, Inc.                    systems and fully integrated
                                                         1400 Lake Hearn Dr., NE                     and diversified media and
                                                         Atlanta, GA 30319                           broadband communications
                                                                                                     company

Janet Morrison Clarke         Director                   Senior Vice President of
                                                         RR Donnlley & Sons Co.
                                                         99 Park Avenue
                                                         New York, NY 10016

John R. Dillon                Director                   Senior Vice President and Chief             Publishing, cable television,
                                                         Financial Officer of                        broadcasting and automobile
                                                         Cox Enterprises, Inc.                       auctions
                                                         1400 Lake Hearn Dr., NE
                                                         Atlanta, GA 30319

David E. Easterly             Director                   President and Chief Operating Officer       Publishing, cable television,
                                                         Cox Enterprises, Inc.                       broadcasting and automobile
                                                         1400 Lake Hearn Dr., NE                     auctions
                                                         Atlanta, GA 30319

Robert F. Erburu              Director                   Chairman of the Board (Retired) of
                                                         The Times Mirror Company
                                                         Times Mirror Square
                                                         Los Angeles, CA 90053

James C. Kennedy              Director                   Chairman and Chief Executive Officer        Publishing, cable television,
                                                         Cox Enterprises, Inc.                       broadcasting and automobile
                                                         1400 Lake Hearn Dr., NE                     auctions
                                                         Atlanta, GA 30319

Andrew J. Young               Director                   Vice Chairman of
                                                         Law Companies Group
                                                         114 TownPark Drive
                                                         Kennesaw, GA 30144



                                        5



                       Executive Officers and Directors of Cox Teleport Partners, Inc.

                                                                                                       Principal Business
                                                             Principal Occupation                        in which such
     Name                       Position                     and Business Address                    employment is conducted

James O. Robbins              Executive Officer and      President of Cox Teleport Partners,         Operation of cable television
                              Director                   Inc., President and Chief Executive         systems and fully integrated
                                                         Officer                                     and diversified media and
                                                         of Cox Communications, Inc.                 broadband communications
                                                         1400 Lake Hearn Dr., NE                     company
                                                         Atlanta, GA 30319

Jimmy W. Hayes                Executive Officer and      Vice President of Cox Teleport              Operation of cable television
                              Director                   Partners, Inc.,                             systems and fully integrated
                                                         Senior Vice President/Finance and           and diversified media and
                                                         Chief Financial Officer of                  broadband communications
                                                         Cox Communications, Inc.                    company
                                                         1400 Lake Hearn Dr., NE
                                                         Atlanta, GA 30319

James A. Hatcher              Executive Officer and      Vice President of Cox Teleport              Operation of cable television
                              Director                   Partners, Inc., Vice President/Legal        systems and fully integrated
                                                         and Regulatory Affairs of                   and diversified media and
                                                         Cox Communications, Inc.                    broadband communications
                                                         1400 Lake Hearn Dr., NE                     company
                                                         Atlanta, GA 30319

Preston B. Barnett            Executive Officer          Vice President of Cox Teleport              Publishing, cable television,
                                                         Partners, Inc.;                             broadcasting and automobile
                                                         Vice President/Tax of                       auctions
                                                         Cox Enterprises, Inc.
                                                         1400 Lake Hearn Dr., NE
                                                         Atlanta, GA 30319

David M. Woodrow              Executive Officer          Vice President of Cox Teleport              Operation of cable television
                                                         Partners, Inc.;                             systems and fully integrated
                                                         Senior Vice President/Broadband             and diversified media and
                                                         Services of                                 broadband communications
                                                         Cox Communications, Inc.                    company
                                                         1400 Lake Hearn Dr., NE
                                                         Atlanta, GA 30319

William L. Killen, Jr.        Executive Officer          Vice President of Cox Teleport              Publishing, cable television,
                                                         Partners, Inc.;                             broadcasting and automobile
                                                         Senior Vice President/New Media of          auctions
                                                         Cox Enterprises, Inc.
                                                         1400 Lake Hearn Dr., NE
                                                         Atlanta, GA 30319


                                        6

                                                                                                       Principal Business
                                                             Principal Occupation                        in which such
     Name                       Position                     and Business Address                    employment is conducted

Andrew A. Merdek              Executive Officer          Secretary of Cox Teleport Partners,         Publishing, cable television,
                                                         Inc.                                        broadcasting and automobile
                                                         Vice President/Legal Affairs and            auctions
                                                         Corporate Secretary of
                                                         Cox Enterprises, Inc.
                                                         1400 Lake Hearn Dr., NE
                                                         Atlanta, GA 30319

Richard J. Jacboson           Executive Officer          Treasurer of Cox Teleport Partners,         Publishing, cable television,
                                                         Inc. and Cox Enterprises, Inc.              broadcasting and automobile
                                                         1400 Lake Hearn Dr., NE                     auctions
                                                         Atlanta, GA 30319



                                        7



                        Executive Officers and Directors of Cox Enterprises, Inc.

                                                                                                       Principal Business
                                                             Principal Occupation                        in which such
     Name                       Position                     and Business Address                    employment is conducted

James C. Kennedy              Executive Officer and      Chairman, Chief Executive Officer           Publishing, cable television,
                              Director                   Cox Enterprises, Inc.                       broadcasting and automobile
                                                         1400 Lake Hearn Dr., NE                     auctions
                                                         Atlanta, GA 30319

David E. Easterly             Executive Officer and      President, Chief Operating Officer          Publishing, cable television,
                              Director                   Cox Enterprises, Inc.                       broadcasting and automobile
                                                         1400 Lake Hearn Dr., NE                     auctions
                                                         Atlanta, GA 30319

John R. Dillon                Executive Officer and      Senior Vice President and Chief             Publishing, cable television,
                              Director                   Executive Officer                           broadcasting and automobile
                                                         Cox Enterprises, Inc.                       auctions
                                                         1400 Lake Hearn Dr., NE
                                                         Atlanta, GA 30319

Preston B. Barnett            Executive Officer          Vice President/Tax                          Publishing, cable television,
                                                         Cox Enterprises, Inc.                       broadcasting and automobile
                                                         1400 Lake Hearn Dr., NE                     auctions
                                                         Atlanta, GA 30319

John G. Boyette               Executive Officer          Vice President and Controller               Publishing, cable television,
                                                         Cox Enterprises, Inc.                       broadcasting and automobile
                                                         1400 Lake Hearn Dr., NE                     auctions
                                                         Atlanta, GA 30319

Timothy W. Hughes             Executive Officer          Senior Vice President/Administration        Publishing, cable television,
                                                         Cox Enterprises, Inc.                       broadcasting and automobile
                                                         1400 Lake Hearn Dr., NE                     auctions
                                                         Atlanta, GA 30319

William L. Killen, Jr.        Executive Officer          Vice President/New Media                    Publishing, cable television,
                                                         Cox Enterprises, Inc.                       broadcasting and automobile
                                                         1400 Lake Hearn Dr., NE                     auctions
                                                         Atlanta, GA 30319

Marybeth Leamer               Executive Officer          Vice President, Human Resources             Publishing, cable television,
                                                         Cox Enterprises, Inc.                       broadcasting and automobile
                                                         1400 Lake Hearn Dr., NE                     auctions
                                                         Atlanta, GA 30319

Alexand V.                    Executive Officer          Vice President, Public Policy               Publishing, cable television,
Netchvolodoff                                            Cox Enterprises, Inc.                       broadcasting and automobile
                                                         1400 Lake Hearn Dr., NE                     auctions
                                                         Atlanta, GA 30319

Charles W. Rochner            Executive Officer          Vice President and Corporate                Publishing, cable television,
                                                         Secretary                                   broadcasting and automobile
                                                         Cox Enterprises, Inc.                       auctions
                                                         1400 Lake Hearn Dr., NE
                                                         Atlanta, GA 30319


                                        8

                                                                                                       Principal Business
                                                             Principal Occupation                        in which such
     Name                       Position                     and Business Address                    employment is conducted

Barbara Cox Anthony           Executive Officer and      Vice President                              Publishing, cable television,
                              Director                   Cox Enterprises, Inc.                       broadcasting and automobile
                                                         1400 Lake Hearn Dr., NE                     auctions
                                                         Atlanta, GA 30319

Anne Cox Chambers             Executive Officer and      Vice President                              Publishing, cable television,
                              Director                   Cox Enterprises, Inc.                       broadcasting and automobile
                                                         1400 Lake Hearn Dr., NE                     auctions
                                                         Atlanta, GA 30319

Andrew A. Merdek              Executive Officer          Vice President/Legal Affairs and            Publishing, cable television,
                                                         Corporate Secretary                         broadcasting and automobile
                                                         Cox Enterprises, Inc.                       auctions
                                                         1400 Lake Hearn Dr., NE
                                                         Atlanta, GA 30319

Dean H. Eisner                Executive Officer          Vice President/Business Development         Publishing, cable television,
                                                         and Planning                                broadcasting and automobile
                                                         Cox Enterprises, Inc.                       auctions
                                                         1400 Lake Hearn Dr., NE
                                                         Atlanta, GA 30319

Richard J. Jacobson           Executive Officer          Treasurer                                   Publishing, cable television,
                                                         Cox Enterprises, Inc.                       broadcasting and automobile
                                                         1400 Lake Hearn Dr., NE                     auctions
                                                         Atlanta, GA 30319

Arthur M. Blank               Director                   President and Chief Operating Officer
                                                         The Home Depot, Inc.
                                                         One Paces West
                                                         2727 Paces Ferry Road, NW
                                                         Atlanta, GA 30339

Thomas O. Cordy               Director                   President
                                                         CI Cascade Corporation
                                                         5350 Cascade Road
                                                         Atlanta, GA 30331

Carl R. Gross                 Director                   Retired Senior Vice President and
                                                         Chief Administrative Officer
                                                         Cox Enterprises, Inc.
                                                         1400 Lake Hearn Dr., NE
                                                         Atlanta, GA 30319

Ben F. Love                   Director                   Director, Consultant of
                                                         Texas Commerce Bank,N.A.
                                                         600 Travis Street
                                                         Houston, TX 77252


                                        9

                                                                                                       Principal Business
                                                             Principal Occupation                        in which such
     Name                       Position                     and Business Address                    employment is conducted

Paul J. Rizzo                 Director                   Vice President (retired 1/1/95) of
                                                         IBM Corporation
                                                         73 Weaver Street (residence)
                                                         Unit #16
                                                         Greenwich, CT 06830

David C. Scott                Executive Officer          Vice President/Internet                     Publishing, cable television,
                                                         Cox Enterprises, Inc.                       broadcasting and automobile
                                                         1400 Lake Hearn Dr., NE                     auctions
                                                         Atlanta, GA 30319


                                       10



                                       Executive Officers and Directors of Cox Holdings, Inc.
                                                                                                       Principal Business
                                                             Principal Occupation                        in which such
     Name                       Position                     and Business Address                    employment is conducted

John R. Dillon                Executive Officer and      President of Cox Holdings, Inc.             Publishing, cable television,
                              Director                   Senior Vice President and Chief             broadcasting and automobile
                                                         Financial Officer of                        auctions
                                                         Cox Enterprises, Inc.
                                                         1400 Lake Hearn Dr., NE
                                                         Atlanta, GA 30319

Dean H. Eisner                Executive Officer and      Vice President of Cox Holdings, Inc.        Publishing, cable television,
                              Director                   Vice President/Business Development         broadcasting and automobile
                                                         and Planning of                             auctions
                                                         Cox Enterprises, Inc.
                                                         1400 Lake Hearn Dr., NE
                                                         Atlanta, GA 30319

William L. Killen, Jr.        Executive Officer          Vice President of Cox Holdings, Inc.        Publishing, cable television,
                                                         Vice President/New Media of                 broadcasting and automobile
                                                         Cox Enterprises, Inc.                       auctions
                                                         1400 Lake Hearn Dr., NE
                                                         Atlanta, GA 30319

Andrew A. Merdek              Executive Officer and      Secretary of Cox Holdings, Inc.             Publishing, cable television,
                              Director                   Vice President/Legal Affairs and            broadcasting and automobile
                                                         Corporate Secretary of                      auctions
                                                         Cox Enterprises, Inc.
                                                         1400 Lake Hearn Dr., NE
                                                         Atlanta, GA 30319

Richard J. Jacobson           Executive Officer          Treasurer of Cox Holdings, Inc.             Publishing, cable television,
                                                         Treasurer of Cox Enterprises, Inc.          broadcasting and automobile
                                                         1400 Lake Hearn Dr., NE                     auctions
                                                         Atlanta, GA 30319

Preston B. Barnett            Executive Officer          Vice President of Cox Holdings, Inc.        Publishing, cable television,
                                                         Vice President/Tax of                       broadcasting and automobile
                                                         Cox Enterprises, Inc.                       auctions
                                                         1400 Lake Hearn Dr., NE
                                                         Atlanta, GA 30319



                                       11



                                  Executive Officers and Directors of Cox Investment Company, Inc.

                                                                                                       Principal Business
                                                             Principal Occupation                        in which such
     Name                       Position                     and Business Address                    employment is conducted

John R. Dillon                Executive Officer and      President of Cox Investment Company,        Publishing, cable television,
                              Director                   Inc.                                        broadcasting and automobile
                                                         Senior Vice President and Chief             auctions
                                                         Financial Officer of
                                                         Cox Enterprises, Inc.
                                                         1400 Lake Hearn Dr., NE
                                                         Atlanta, GA 30319

Dean H. Eisner                Executive Officer and      Vice President and Treasurer of Cox         Publishing, cable television,
                              Director                   Investment Company, Inc.                    broadcasting and automobile
                                                         Vice President/Business Development         auctions
                                                         and Planning of
                                                         Cox Enterprises, Inc.
                                                         1400 Lake Hearn Dr., NE
                                                         Atlanta, GA 30319

Preston B. Barnett            Executive Officer          Vice President of Cox Investment            Publishing, cable television,
                                                         Company, Inc.                               broadcasting and automobile
                                                         Vice President/Tax of                       auctions
                                                         Cox Enterprises, Inc.
                                                         1400 Lake Hearn Dr., NE
                                                         Atlanta, GA 30319

Andrew A. Merdek              Executive Officer and      Secretary of Cox Investment                 Publishing, cable television,
                              Director                   Company, Inc.                               broadcasting and automobile
                                                         Vice President/Legal Affairs and            auctions
                                                         Corporate Secretary of
                                                         Cox Enterprises, Inc.
                                                         1400 Lake Hearn Dr., NE
                                                         Atlanta, GA 30319

Richard J. Jacobson           Executive Officer          Treasurer of Cox Investment                 Publishing, cable television,
                                                         Company, Inc.                               broadcasting and automobile
                                                         Treasurer of Cox Enterprises, Inc.          auctions
                                                         1400 Lake Hearn Dr., NE
                                                         Atlanta, GA 30319




                   Shares of Class A Common Stock of Teleport
                 owned by Cox Executive Officers and Directors*


                                                         Number
       Name                                            of Shares

James C. Kennedy                                        62,500
Anne Cox Chambers                                       30,000
John G. Boyette                                         11,000
John R. Dillon                                           6,000
James O. Robbins                                         4,700
Alex B. Best                                             2,500
David E. Easterly                                        2,500
Michael D. Horan                                         2,500
Richard J. Jacobson                                      2,000
Ajit M. Dalvi                                            1,500
Robert C. O'Leary                                        1,500
David M. Woodrow                                         1,500
Alexander V. Netchvolodoff                               1,100
Jimmy W. Hayes                                           1,100
Preston B. Barnett                                       1,080
Barry R. Elson                                             750
Margaret A. Bellville                                      600
Timothy W. Hughes                                          600
Marybeth Leamer                                            600
Claus F. Kroeger                                           300
James A. Hatcher                                           500



* The above executive officers and directors of Cox purchased shares of Class A Common Stock of Teleport on July 2, 1996 at a purchase price of $16 per share. Each of the above persons' holdings represent less than 1% of the outstanding shares of Class A Common Stock of Teleport.


                                       Executive Officers and Directors of Comcast Corporation

                                                                                                       Principal Business
                                                             Principal Occupation                        in which such
     Name                       Position                     and Business Address                    employment is conducted

Ralph J. Roberts              Executive Officer and      Chairman of the Board of                    Ownership and operation of
                              Director                   Comcast Corporation                         cable television systems and
                                                         1500 Market Street                          broadband communication
                                                         Philadelphia, PA                            services

Julian A. Brodsky             Executive Officer and      Vice Chairman, Assistant Secretary          Ownership and operation of
                              Director                   and Treasurer of                            cable television systems and
                                                         Comcast Corporation                         broadband communication
                                                         1500 Market Street                          services

                                                         Philadelphia, PA
Brian L. Roberts              Executive Officer          President of                                Ownership and operation of
                                                         Comcast Corporation                         cable television systems and
                                                         1500 Market Street                          broadband communication
                                                         Philadelphia, PA                            services

John R. Alchin*               Executive Officer          Senior Vice President and Treasurer of      Ownership and operation of
                                                         Comcast Corporation                         cable television systems and
                                                         1500 Market Street                          broadband communication
                                                         Philadelphia, PA                            services

Lawrence S. Smith             Executive Officer          Executive Vice President of                 Ownership and operation of
                                                         Comcast Corporation                         cable television systems and
                                                         1500 Market Street                          broadband communication
                                                         Philadelphia, PA                            services

Stanley Wang                  Executive Officer          Senior Vice President, Secretary and        Ownership and operation of
                                                         General Counsel of                          cable television systems and
                                                         Comcast Corporation                         broadband communication
                                                         1500 Market Street                          services
                                                         Philadelphia, PA

Daniel Aaron                  Director                   Retired                                     Ownership and operation of
                                                         Comcast Corporation                         cable television systems and
                                                         1500 Market Street                          broadband communication
                                                         Philadelphia, PA                            services

Gustave Amsterdam             Director                   Retired
                                                         135 South 19th Street
                                                         Philadelphia, PA
Sheldon M. Bonovitz           Director                   Duane, Morris & Heckscher                   Law
                                                         One Liberty Place
                                                         Philadelphia, PA

- --------

*   Citizen of Australia


                                       14

                                                                                                       Principal Business
                                                             Principal Occupation                        in which such
     Name                       Position                     and Business Address                    employment is conducted

Joseph L. Castle              Director                   Chairman, CEO and Director of               Energy business
                                                         Castle Energy Corporation
                                                         One Radnor Corporate Center
                                                         Suite 250
                                                         Radnor, PA 19087

Bernard C. Watson             Director                   President and CEO of                        Charitable foundation
                                                         William Penn Foundation
                                                         The HMA Foundation
                                                         1314 Chestnut Street
                                                         Philadelphia, PA

Irving A. Wechsler            Director                   Partner with                                Public Accounting
                                                         Wechsler, Wolsh & Associates
                                                         340 One Olive Place
                                                         Pittsburgh, PA

Anne Wexler                   Director                   Chairman of                                 Consulting for government
                                                         The Wexler Group                            relations and public affairs
                                                         1317 F Street, NW
                                                         Washington, DC

                   Shares of Class A Common Stock of Teleport
                  by Comcast Executive Officers and Directors*


                                                      Number
                   Name                              of Shares

                   Ralph J. Roberts                   11,000
                   Brian L. Roberts                    1,000


* The above executive officers and directors purchased shares of Class A Common Stock of Teleport on June 27, 1996 at a purchase price of $16 per share.
Each of the above persons' holdings represent less than 1% of the outstanding shares of Class A Common Stock of Teleport.

                                        Executive Officers and Directors of Comcast Teleport

                                                                                                       Principal Business
                                                             Principal Occupation                        in which such
     Name                       Position                     and Business Address                    employment is conducted

John R. Alchin*               Executive Officer          Senior Vice President and Treasurer of      Ownership and operation of
                                                         Comcast                                     cable television systems and
                                                         1500 Market Street                          broadband communication
                                                         Philadelphia, PA                            services

Julian A. Brodsky             Executive Officer and      Vice Chairman, Assistant Secretary          Ownership and operation of
                              Director                   and Assistant Treasurer of                  cable television systems and
                                                         Comcast                                     broadband communication
                                                         1500 Market Street                          services
                                                         Philadelphia, PA

Brian L. Roberts              Executive Officer          President of                                Ownership and operation of
                                                         Comcast                                     cable television systems and
                                                         1500 Market Street                          broadband communication
                                                         Philadelphia, PA                            services

Ralph J. Roberts              Executive Officer and      Chairman of the Board of Comcast            Ownership and operation of
                              Director                   1500 Market Street                          cable television systems and
                                                         Philadelphia, PA                            broadband communication
                                                                                                     services

Lawrence S. Smith             Executive Officer          Executive Vice President of                 Ownership and operation of
                                                         Comcast                                     cable television systems and
                                                         1500 Market Street                          broadband communication
                                                         Philadelphia, PA                            services

Stanley Wang                  Executive Officer          Executive Vice President of                 Ownership and operation of
                                                         Comcast                                     cable television systems and
                                                         1500 Market Street                          broadband communication
                                                         Philadelphia, PA                            services


_____________________

* Citizen of Australia



                                       17



                                        Executive Officers and Directors of Sural Corporation
                                                                                                       Principal Business
                                                             Principal Occupation                        in which such
     Name                       Position                     and Business Address                    employment is conducted

Ralph J. Roberts              Executive Officer and      President and Chairman of the Board         Ownership and operation of
                              Director                   Comcast                                     cable television systems and
                                                         1500 Market Street                          broadband communication
                                                         Philadelphia, PA                            services

Suzanne F. Roberts            Executive Officer and
                              Director

Brian L. Roberts              Executive Officer and      President                                   Ownership and operation of
                              Director                   Comcast                                     cable television systems and
                                                         1500 Market Street                          broadband communication
                                                         Philadelphia, PA                            services

Julian A. Brodsky             Executive Officer and      Vice Chairman, Assistant Secretary          Ownership and operation of
                              Director                   and Assistant Treasurer                     cable television systems and
                                                         Comcast                                     broadband communication
                                                         1500 Market Street                          services
                                                         Philadelphia, PA




                                       18


                                    Executive Officers and Directors of Tele-Communications, Inc.

                                                                                                       Principal Business
                                                             Principal Occupation                        in which such
     Name                       Position                     and Business Address                    employment is conducted

Bob Magness                   Director                   Chairman of the Board and Director of       Acquisition, development
                                                         Tele-Communications, Inc.                   and operation of cable
                                                         5619 DTC Parkway                            television systems and cable
                                                         Englewood, CO 80111                         television programming

John C. Malone                Executive Officer and      President and Chief Executive Officer       Acquisition, development
                              Director                   of Tele-Communications, Inc.                and operation of cable
                                                         5619 DTC Parkway                            television systems and cable
                                                         Englewood, CO 80111                         television programming

Donne F. Fisher               Executive Officer and      Consultant and Director of                  Acquisition, development
                              Director                   Tele-Communications, Inc.                   and operation of cable
                                                         5619 DTC Parkway                            television systems and cable
                                                         Englewood, CO 80111                         television programming

John W. Gallivan              Director                   Director of Tele-Communications, Inc.       Newspaper publishing
                                                         Chairman of the Board of
                                                         Kearns-Tribune Corporation
                                                         400 Tribune Building
                                                         Salt Lake City, UT 84111

Anthony Lee Coelho            Director                   Director of Tele-Communications, Inc.;       Investment services
                                                         Chairman and CEO of ETC w/tci;
                                                         President and CEO of
                                                         Coelho & Associates LLP
                                                         1325 Avenue of the Americas,
                                                         26th Floor
                                                         New York, NY 10019

Kim Magness                   Director                   Director of Tele-Communications, Inc.       Investment management
                                                         Manages various personal investments
                                                         4000 E. Bellview
                                                         Englewood, CO 80111

Robert A. Naify               Director                   Director of Tele-Communications, Inc.       Motion picture industry
                                                         President and CEO of
                                                         Todd-AO Corporation
                                                         172 Golden Gate Avenue
                                                         San Francisco, CA 94102

Jerome H. Kern                Director                   Director of Tele-Communications, Inc.       Law
                                                         Special Counsel to
                                                         Baker & Botts, L.L.P.
                                                         599 Lexington Avenue, 29th Floor
                                                         New York, NY 10022

Gary K. Bracken               Executive Officer          Senior Vice President and Controller        Acquisition, development
                                                         of Tele-Communications, Inc.                and operation of cable
                                                         5619 DTC Parkway                            television systems and cable
                                                         Englewood, CO 80111                         television programming



                                       19

                                                                                                       Principal Business
                                                             Principal Occupation                        in which such
     Name                       Position                     and Business Address                    employment is conducted

Stephen M. Brett              Executive Officer          Executive Vice President, Secretary         Acquisition, development
                                                         and General Counsel of                      and operation of cable
                                                         Tele-Communications, Inc.                   television systems and cable
                                                         5619 DTC Parkway                            television programming
                                                         Englewood, CO 80111

Brendan R. Clouston           Executive Officer          Executive Vice President and                Acquisition, development
                                                         Chief Operating Officer of                  and operation of cable
                                                         Tele-Communications, Inc.                   television systems and cable
                                                         5619 DTC Parkway                            television programming
                                                         Englewood, CO 80111

Barry Marshall                Executive Officer          Executive Vice President of                 Acquisition, development
                                                         TCI Communications, Inc.                    and operation of cable
                                                         5619 DTC Parkway                            television systems and cable
                                                         Englewood, CO 80111                         television programming

Larry E. Romrell              Executive Officer          Executive Vice President of                 Acquisition, development
                                                         Tele-Communications, Inc.                   and operation of cable
                                                         5619 DTC Parkway                            television systems and cable
                                                         Englewood, CO 80111                         television programming

Bernard W. Schotters, II      Executive Officer          Senior Vice President and Treasurer of      Acquisition, development
                                                         TCI Communications, Inc.                    and operation of cable
                                                         5619 DTC Parkway                            television systems and cable
                                                         Englewood, CO 80111                         television programming

Robert N. Thomson             Executive Officer          Senior Vice President, Government           Acquisition, development
                                                         Affairs of                                  and operation of cable
                                                         TCI Communications, Inc.                    television systems and cable
                                                         5619 DTC Parkway                            television programming
                                                         Englewood, CO 80111

Fred A. Vierra                Executive Officer          Executive Vice President of                 Acquisition, development
                                                         Tele-Communications, Inc.                   and operation of cable
                                                         5619 DTC Parkway                            television systems and cable
                                                         Englewood, CO 80111                         television programming

Peter R. Barton               Executive Officer          Executive Vice President of                 Acquisition, development
                                                         Tele-Communications, Inc.                   and operation of cable
                                                         5619 DTC Parkway                            television systems and cable
                                                         Englewood, CO 80111                         television programming




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